UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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JBI, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JBI, INC.
1783 Allanport Road
Thorold, Ontario, Canada L0S 1K0
(905) 384-4384

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD JUNE 11, 2011

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of JBI, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “JBI”, “we”, “us” or “our”), which will be held on June 11, 2011, at 1:30 P.M. at the Fallsview Casino Resort, 6380 Fallsview Boulevard Niagara Falls, Ontario L2G 7X5, for the following purposes:

1.           To elect 5 directors to hold office for a one year term and until each of their successors are elected and qualified.

2.           To ratify the appointment of MSCM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

3.           To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors recommends that you vote in favor of each proposal.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED WE ARE PROVIDING TWO WAYS IN WHICH YOU MAY VOTE YOUR SHARES; (1) BY INTERNET, AT WWW.PROXYVOTE.COM AND USING THE CONTROL NUMBER LOCATED ON YOUR PROXY CARD; (2) COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 6, 2011 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof.  A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at our executive offices located at 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0

By Order of the Board of Directors

/s/John Bordynuik
John Bordynuik
CEO and Chairman of the Board
May 9, 2011
Ontario, Canada

JBI, INC.
1783 Allanport Road
Thorold, Ontario, Canada L0S 1K0
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2011

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of JBI, Inc. (together with its subsidiaries, “Company”, “JBI”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at the Fallsview Casino Resort 6380 Fallsview Boulevard, Niagara Falls, Ontario L2G 7X5, on June 11, 2011 and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to JBI’s shareholders on May 19, 2011.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

We are also providing access to our proxy materials, including the proxy statement, our Annual Report for the 2010 fiscal year and a form of proxy relating to the annual meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.plastic2oil.com.  These proxy materials are available free of charge.

Voting Securities

Only shareholders of record as of the close of business on May 6, 2011 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.  As of the May 6, 2011, there were 54,611,184 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 558 holders of record.  In addition, 1,000,000 Series A Super Voting Preferred Shares are issued and outstanding. Holders of the Series A Super Voting Preferred Shares have one hundred (100) times the number of votes that holders of common stock are entitled to on all matters submitted to shareholders for their action or consideration. There is currently 1 holder of Series A Super Voting Preferred Shares. Shareholders may vote in person or by proxy.  Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting.  To vote by proxy, you can either fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope, or vote online at www.proxyvote.com using the control number located on your proxy card.  Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock and preferred stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The five nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five authorized directors.  A total of five directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting.  The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies.  If no choice has been specified by a shareholder, the shares will be voted FOR the nominees.  If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.  If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected.  Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

John Bordynuik, 41,  John Bordynuik is the founding CEO and President. Mr. Bordynuik developed highly sophisticated technology to address issues related to MIT and NASA’s legacy computer data contained on 30-40 year old tapes, and has since recovered thousands of tapes from the 1960's to 1990's.  Mr. Bordynuik did not have a contract with, and was not compensated by, MIT. During 1990-2001, Mr. Bordynuik was employed by the Ontario Legislative Assembly, Queen's Park, Toronto, in Research and Development. Mr. Bordynuik has recovered data from old media for the past 20 years to amass a large solution and algorithm archive.

Mr. Bordynuik was granted a broad US patent (7,115,872) for a dirty bomb detector in 2006.

Mr. Bordynuik invented the Plastic2Oil process in 2009. The process was scaled to a 20MT machine operating in Niagara Falls, NY. Mr. Bordynuik has designed further enhancements to the P2O processor, including two columns supporting 4 catalyst trays. In addition, he has added significant technology to guarantee fuel quality, along with installing an inline fuel additive injecting system on both heavy and light fuel condensing systems. He has also engineered a hot-tap residue removal process. Quality control includes two columns for control and specificity of fuel fractions, a cyclone (particulate removal in vapor), fuel filters (particulate removal in liquid), and a centrifuge (additional redundant particulate trap), as well as column enhancements to guarantee particulate free fuel. Fuel additives are injected inline while fuel is being produced to increase their effectiveness. The residue removal system now works while the processor is running, so the reactor does not have to be cooled down and stopped to remove residue.

Mr. Bordynuik is qualified and capable to perform his duties on the board because of his many years in the technology sector as an innovator and entrepreneur. Because of his past accomplishments commercializing new technologies, Mr. Bordynuik is quite capable of making decisions for the best interest of the company and, when necessary, to engage third party professionals who will perform their respective duties for the best interest of the company.

John Wesson, Age 56, John M. Wesson, a 1980 graduate from Drew University, Madison, N.J. with a  B.A., Psychology and Minor – Ethics.  John is a professional Banker / Branch Manager and a BSA Associate (Bank Secrecy Act) at Bank Leumi USA in New York City. Given this designation, he works closely with such regulatory agencies as FINCEN (Financial Crimes Enforcement Network) and Treasury (OFAC).

Additionally, Mr. Wesson served in the Army Security Agency from 1972 to 1976, on loan to the National Security Agency and then served 2 years in inactive reserves.

Mr. Wesson continued his military service by serving in the Regular Army, Military Intelligence from 1986 to 1991. He was deployed to serve 6 months in Kuwait & Iraq during Desert Storm, as Squad Leader.

Mr. Wesson is qualified and capable to perform his duties on the board because of his educational and military background and banking experience at Bank Leumi in Los Angeles and New York City, where he was responsible for various branch operations and compliance initiatives. Because of his progressive managing and supervisory experience, Mr. Wesson will exercise his duty of care and duty of loyalty as an independent director in the best interests of the JBI and its shareholders.

Robin Bagai, Age 59, is a clinical psychologist in private practice in Portland, Oregon. Since 1992 Dr. Bagai has specialized in diagnostic testing and evaluation of adults and adolescents throughout Oregon. He has been an adjunct professor at Portland State University, supervising graduate students in the department of Counselor Education. Dr. Bagai has previously served on the boards of the Portland Psychological Association (PPA) and the Portland Alliance for the Advancement of Psychodynamic Psychotherapy (PAAPP).

Dr. Bagai received his Master’s degree in Counseling Psychology from Antioch University, Seattle in 1986, and his Doctorate in Clinical Psychology from Pacific University School of Professional Psychology, Forest Grove, in 1990. Dr. Bagai was licensed in Oregon in 1992.

Dr. Bagai is qualified and capable to perform his duties on the board because of his extensive educational background and his establishment and management of his private clinical practice. Because of his experience as an entrepreneur and a professor, Dr. Bagai will exercise his duty of care and duty of loyalty as an independent director in the best interests of JBI and its shareholders.

James Fairbairn, Age 52, graduated from the University of Western Ontario in 1981 and then received his Chartered Accountant designation in 1987. In 2009 he became an Institute Certified Director (ICD-D).

Mr. Fairbairn has worked almost exclusively in the resource industry and has 20 years experience with publicly traded companies, including Canada Lithium Corp., Crown Minerals Inc. and Trelawney Mining & Exploration Inc., where he has served as a senior officer and/or director. Mr. Fairbairn currently acts as the Chief Financial Officer of CGX Energy Inc., a Canadian-based oil and gas company, where he has served in this capacity since 1997.

Mr. Fairbairn is qualified and capable to perform his duties on the board because of his academic accreditations, extensive public company experience, and knowledge of the oil and gas industry. Mr. Fairbairn is therefore exceptionally suited for contributing to decision making for the company, and acting in the best interests of the shareholders.

Dr. Jacob Smith, age 54, Dr. Smith received a Masters Degree from the University of Chicago and a Doctor-Medical from Michigan State University in 2002. He obtained Certificates from Cambridge University in 2006 and from the National Institute of Health/FDA in 2007. Business Certificates were received from Oxford University in 2007 and Harvard University in 2009. Dr. Smith then received an MBA from Ashford University in 2009.

From 2000-2006 he served as a medical/surgical resident. He obtained and managed $8 million of federal funds while prioritizing HIV/AIDS care services and developing a comprehensive strategic long-range plan for Southeastern Michigan HIV/AIDS Council. During this time, he also managed and conducted clinical trial research.

From 2006 to 2009, Dr. Smith served as President and CEO of the Goldenburg Company LLC.  During this time he also served as an instructor in Business, Biology, and Healthcare at Davenport University, Livonia, Michigan, conducting courses in Management, Microeconomics, Macroeconomics, Healthcare, Biology, Anatomy, and Physiology.

Dr. Smith is qualified and capable to perform his duties on the board because of his extensive educational background in various medical and business related fields. Because of his academic achievements and work in healthcare field, Dr. Smith is quite capable of making decisions for the best interest of the company and its shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Directors has appointed MSCM LLP as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2011. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

MSCM LLP will audit our consolidated financial statements for the fiscal year ended December 31, 2011.  Representatives of MSCM LLP are expected to attend the Annual Meeting will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal year ended December 31, 2010 was audited by MSCM LLP.

In the event shareholders fail to ratify the appointment of MSCM LLP the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common and preferred stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal.  Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MSCM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors consisted of 5 members and met 2 times during fiscal year ended December 31, 2010. Additionally, the Board acted approximately 25 times by unanimous written consent in lieu of a meeting during 2010.

JBI encourages its directors to attend the Annual Meeting of shareholders, and all directors are expected to attend the 2011 annual meeting.

Audit Committee

The Company’s three independent directors, James Fairbairn, John Wesson, and Robin Bagai currently serve as its separately designated standing Audit Committee, established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with James Fairbairn chairing the committee and serving as its financial expert.

The Company’s Audit Committee held 2 meetings during the fiscal year ended December 31, 2010. The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, the American Stock Exchange and the SEC.

The Audit Committee Charter is posted on the Company’s website at plastic2oil.com and will be reviewed, revised and updated on annual basis.

Compensation Committee

The Company’s three independent directors, John Wesson, Robin Bagai and James Fairbairn currently serve as its Compensation Committee, with John Wesson chairing the committee.

The Compensation Committee Charter is posted on the Company website, at plastic2oil.com. The Compensation Committee sets the overall compensation principles for the Company, subject to annual review. The Compensation Committee may not delegate its authority.  However, the Compensation Committee may retain counsel or consultants as necessary.  The Compensation Committee did not meet during the year ended December 31, 2010.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, the American Stock Exchange and the SEC.

The Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans and (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by executive officers and other key employees.

Nominating Committee

The Company’s three independent directors, Robin Bagai, John Wesson, and James Fairbairn currently serve as its Nominating Committee, with Robin Bagai chairing the committee.

The Nominating Committee did not meet during the year ended December 31, 2010.  The Nominating Committee Charter is posted on the Company’s website at plastic2oil.com. The Nominating Committee’s role is to identify and recommend candidates for positions on the Board of Directors. The Nominating Committee’s policies are subject to annual review.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, the American Stock Exchange and the SEC.

The function of the Nominating Committee, as detailed in the Nominating Committee Charter, is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings. The Nominating Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating Committee has a strong preference for candidates with prior board experience with public companies. The Nominating Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

It is the policy of the Nominating Committee to consider candidates recommended by security holders, directors, executive officers and other sources, including, but not limited to, third-party search firms. Security holders of the Company may submit recommendations for candidates for the Board.  Such submissions should include the name, contact information, a brief description of the candidate’s business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. The Nominating Committee will review all such recommendations.

The Nominating Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any Committee of the Board upon expiration of such director's term using the same factors as described above for other Board candidates. The Nominating Committee will also take into account the incumbent director’s performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any year of service as a Board member will be viewed negatively by the Nominating Committee in evaluating the performance of such director.

Independence of the Board of Directors

Our Board of Directors is currently composed of five (5) members. James Fairbairn, Robin Bagai and John Wesson qualify as independent directors in accordance with the published listing requirements of the Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board of Directors has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics was filed on Form 10-KSB for the year ended December 31, 2006, filed on March 2, 2007 and is incorporated herein by reference.

Director's Compensation

The following Director Compensation Table sets forth the cash and non-cash compensation of our directors for the fiscal year ending on December 31, 2010.

NAME	Year	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($) (1)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)

John Bordynuik	2010	0	0	0	0	0	0	0

Dr. Jacob Smith	2010	0	0	0	0	0	0	0

John M Wesson	2010	0	11,500	0	0	0	0	11,500

Robin Bagai	2010	0	11,500	0	0	0	0	11,500

James Fairbairn	2010	0	0	0	0	0	0	0
(1) Each director was granted 10,000 common shares valued at $1.15 per share on the date of issuance.

Executive Officer Compensation

The following Executive Officer Compensation Tables sets forth the compensation of our Executive Officers for the fiscal year ending on December 31, 2010 and 2009.

2010 SUMMARY COMPENSATION TABLE YEAR

							Non-Equity Incentive Plan Compensation
Named Executive Officer and Principal Position	Year	Salary ($)		Share-Based Awards ($)		Option-Based Awards ($)	Annual Incentive Plans ($)	Long-term Incentive Plans ($)	Pension Value ($)	All Other Compensation ($)	Total Compensation ($)
John Bordynuik, President & CEO	2010 2009	6,923 0	(1)	0 0		0 0	0 0	0 0	0 0	0 0	6,923 0
Ron Baldwin, CFO(3)	2010 2009	144,000 36,000		0 0		0 0	0 0	0 0	0 0	0 0	144,000 0
Jacob Smith, COO	2010 2009	100,000 16,000		555,000 0	(2)	0 0	0 0	0 0	0 0	0 0	655,000 16,000

Notes:
(1) Salary for two weeks in 2010, pursuant to John Bordynuik’s employment agreement.
(2) 100,000 shares were issued to Jacob Smith on January 11, 2010. The closing share price on January 11, 2010 was $5.55.
(3) Ron Baldwin resigned on April 6, 2011

Family Relationships

As of May 6, 2011, there are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, no reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2010 were untimely.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for fiscal years ended December 31, 2010 and 2009 with JBI’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted,

James Fairbairn
John Wesson
Robin Bagai

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As outlined in the table below, we incurred the following fees for the fiscal years ended December 31, 2010 and December 31, 2009, respectively, for professional services rendered by WithumSmith+Brown, PC our former independent registered accounting firm and MSCM LLP our current independent registered accounting firm for the audit of the Company's annual financial statements and for audit-related services, tax services and all other services, as applicable.

Service Provided	Fiscal 2010		Fiscal 2009

Audit Fees
Annual Audit	$68,600	(2)	$277,772	(1)

Audit Related Fees
Assurances and Related Sources	-		-

Tax Fees)
Tax Services	-		24,400

All Other Fees
Fees for other services	[56,050{{[		3,900

Total Fees	$124,650		306,072

(1) Includes professional services rendered by our independent registered public accounting firms and third party accounting services for the annual audit of the Company’s financial statements and internal controls and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as back audits on the Company’s subsidiaries and 310 Holdings.
(2) Includes the 2010 Form 10-Q’s reviewed by WithumSmith+Brown, PC, and does not include fees from the Company’s current independent registered accounting firm, MSCM, LLP for the audit of fiscal year 2010.

The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees initially pre-approved by the Audit Committee.

Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

TRANSACTIONS WITH RELATED PERSONS

In March 2010, Chief Executive Officer & President John Bordynuik returned 21,000,000 shares to the Company.

In October 2010, Chief Executive Officer & President John Bordynuik returned 200,000 shares of common stock to the treasury.

In November 2010, a member of the board of directors entered into a short-term loan agreement with the Company. The loan was in the amount of $30,000 it bears no interest and is due in November 2011. The amount of the loan is not material and was used for working capital purposes.

Except as set forth above, none of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

(A)	Any of our directors or officers;
(B)	Any proposed nominee for election as our director;
(C)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our Common Stock; or

Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as any of our directors or officers.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board of Directors, as stated in its charter, is responsible for the review, approval or ratification of all “transactions with related persons” as that term refers to transactions required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC.  In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Audit Committee. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

As of May 6, 2011, our authorized capitalization was 155,000,000 shares of capital stock, consisting of 150,000,000 shares of common stock, $0.001 par value per share and 5,000,000 shares of preferred stock, $0.001 par value per share. As of May 6, 2011, there were 54,611,184 shares of our common stock outstanding, and 1,000,000 Series A Super Voting Preferred Shares are issued and outstanding. Holders of the Series A Super Voting Preferred Shares have one hundred (100) times the number of votes that holders of common stock are entitled to on all matters submitted to shareholders for their action or consideration, all of which were fully paid, non-assessable and entitled to vote. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders.

The following table sets forth, as of May 6, 2011, the number of shares of our common stock and preferred stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

The address of each owner who is an officer or director is c/o the Company at 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0.

Name And Municipality of Residence	Position with the Company	Director Since	Principal Occupations During the Preceding Five Years	Number of Securities Beneficially Owned Directly or Indirectly or Over Which Control or Direction is Exercised	Percentage of Common stock Held(2)
James Fairbairn(1)	Director	January 3, 2011	Chief Financial Officer of CGX Energy, Inc.	302,481 Common stock	0.6%
John Wesson(1)	Director	February 12, 2010	BSA Associate, Bank Leumi USA	826,704 Common stock	1.6%
Robin Bagai(1)	Director	April 30, 2010	Clinical Psychologist	56,040 Common stock	0.1%
John Bordynuik	President, Chief Executive Officer, Director	April 24, 2009	Chief Executive Officer of JBI	8,276,846 Common stock 1,000,000 Series A Preferred Shares(2)	16.15%
Jacob Smith	Chief Operating Officer, Director	February 12, 2009	Chief Operating Officer of JBI Course Instructor at Davenport University	100,000 Common stock	0.2%
			Total:	9,562,071 Common stock 1,000,000 Series A Preferred Shares	18.65%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities.
(2)	Based on 54,611,184 common shares issued and outstanding as of May 6, 2011 and 1,000,000 Series A Super Voting Preferred Stock issued and outstanding.

SHAREHOLDERS COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to JBI, Inc., 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0, Attention: Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2012 MEETING

In the event that a stockholder desires to have a proposal considered for presentation at the 2012 Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Company so that it is received  not later than one hundred twenty (120) days in advance of the first anniversary of the date the Company’s proxy statement was first mailed to stockholders for the 2011 Annual Meeting of Stockholders; provided, however, that in the event that the date of the 2012 Annual Meeting is changed by more than thirty (30) days from the date of the 2011 Annual Meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such meeting and ten (10) calendar days following the date on which public announcement of the date of such meeting is first made by the Company. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The notice must also comply with the Company’s Bylaws. Notices should be directed to: JBI, Inc., Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary 1783 Allanport Road, Thorold, Ontario, Canada L0S 1K0 or by calling telephone number (905) 384-4383.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, JBI, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement.  If you grant a proxy, the person named as proxy holder, John Bordynuik, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors
/s/John Bordynuik
John Bordynuik
Chairman of the Board

Ontario, Canada
May 9, 2011

[Proxy Card]
PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
JBI, INC.

The undersigned hereby appoints John Bordynuik as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 11, 2011 at 1:30 P.M. at the Fallsview Casino Resort, 6380 Fallsview Boulevard, Niagara Falls, Ontario L2g 7X5 , or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

John Bordynuik	Dr. Robin Bagai	John Wesson

James Fairbairn	Dr. Jacob Smith

Instruction:  To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal No. 1 and ratification of Proposal No. 2.

1.	To elect five directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

2.	To ratify the appointment of MSCM LLP as the independent registered public accounting firm of the Company.

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

3.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐	WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 2011

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.